Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated July 20, 2026 to the current Statutory Prospectus, Initial Summary Prospectus and Updating Summary Prospectus for:

•	Investment Edge® 21.0
•	Investment Edge® 15.0

This Supplement modifies certain information in the above-referenced Statutory Prospectuses, Initial Summary Prospectuses and Updating Summary Prospectuses (collectively, the “Prospectus”) offered by the Company. You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center at 877-899-3743.

Income Edge Payment Program

Effective on or about August 24, 2026, and subject to any regulatory and other approvals, the Income Edge payment program versions (Income Edge, Income Edge Early Retirement Option, and Income Edge Beneficiary Advantage) are again generally available according to their terms for (1) all new NQ contracts issued on or after August 24, 2026, and (2) all in-force NQ contracts except for in-force Inherited NQ contracts with applications signed on or after August 19, 2024 and before August 24, 2026.

Please read the Prospectus accordingly.

IE 15, IE 21 NB/In Force	Cat #800317 (7/26)
#41666